 EXHIBIT 99.1

NEWS RELEASE

CONTACT: Michael Budnitsky

Chief Financial Officer

818-591-9800

UNICO AMERICAN CORPORATION REPORTS

AM BEST RATING OF CRUSADER INSURANCE COMPANY

Calabasas, CA, January 17, 2019 – Unico American Corporation (NASDAQ - "UNAM") ("Unico" or the "Company"), announced today that on January 17, 2019, AM Best Company downgraded the Financial Strength Rating ("FSR") to B++ (Good) from A- (Excellent) and the Long-Term Issuer Credit Rating ("Long-Term ICR") to "bbb+" from "a-" of Crusader Insurance Company ("Crusader"). The outlook of the FSR has been revised to stable from negative while the outlook of the Long-Term ICR remains negative. Crusader is a wholly owned subsidiary of Unico.

"Crusader's downgrade was not unexpected given Crusader's disappointing performance in the recent years," said Cary L. Cheldin, Unico's President and Chief Executive Officer. "Nonetheless, I believe that our people have taken the actions needed to correct that performance, which may take additional time to materialize in our financial statements. Crusader's balance sheet remains very strong as does its good reputation; and we continue to enjoy the support of customers, reinsurers and employees. As we have during the past 39 years of my employment here, our plan is to keep calm and carry on. I remain confident and optimistic about Crusader's future."

About Unico

Headquartered in Calabasas, California, Unico is an insurance holding company that underwrites property and casualty insurance through its insurance company subsidiary; provides property, casualty and health insurance through its agency subsidiaries; and through its other subsidiaries provides insurance premium financing and membership association services. Unico has conducted the majority of its operations through its subsidiary, Crusader Insurance Company, since 1985. For more information concerning Crusader Insurance Company, please visit the Crusader’s Web site at www.crusaderinsurance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (or “the Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (or “the Exchange Act”). In this context, forward-looking statements are not historical facts and include statements about the Company plans, objectives, beliefs and expectations. Forward-looking statements include statements preceded by, followed by, or that include the words “believes,” “expects,” “anticipates,” “seeks,” “plans,” “estimates,” “intends,” “projects,” “targets,” “should,” “could,” “may,” “will,” “can,” “can have,” “likely,” the negatives thereof or similar words and expressions.

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Forward-looking statements are only predictions and are not guarantees of future performance. These statements are based on current expectations and assumptions involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. These predictions are also affected by known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. The Company’s actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Such factors include, but are not limited to, failure to meet minimum capital and surplus requirements; vulnerability to significant catastrophic property loss; a change in accounting standards issued by the Financial Accounting Standards Board; ability to adjust claims accurately; insufficiency of loss and loss adjustment expense reserves to cover future losses; changes in federal or state tax laws; ability to realize deferred tax assets; ability to accurately underwrite risks and charge adequate premium; ability to obtain reinsurance or collect from reinsurers and or losses in excess of reinsurance limits; extensive regulation and legislative changes; reliance on subsidiaries to satisfy obligations; downgrade in financial strength rating by A.M. Best; changes in interest rates; investments subject to credit, prepayment and other risks; geographic concentration; reliance on independent insurance agents and brokers; insufficient reserve for doubtful accounts; litigation; enforceability of exclusions and limitations in policies; reliance on information technology systems; single operating location; ability to prevent or detect acts of fraud with disclosure controls and procedures; change in general economic conditions; dependence on key personnel; ability to attract, develop and retain employees and maintain appropriate staffing levels; insolvency, financial difficulties, or default in performance of obligations by parties with significant contracts or relationships; ability to effectively compete; maximization of long-term value and no focus on short-term earnings expectations; control by a small number of shareholders; limited trading of stock; failure to maintain effective system of internal controls; and difficulty in effecting a change of control or sale of any subsidiaries.

Please see Part I - Item 1A – “Risk Factors” in the Company’s 2017 Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission (“SEC”), as well as other documents the Company files with the SEC from time-to-time, for other important factors that could cause the Company’s actual results to differ materially from its current expectations and from the forward-looking statements discussed herein. Because of these and other risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. In addition, these statements speak only as of the date of this press release and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

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